UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 21, 2017
(Date of earliest event reported)	April 20, 2017

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 7.01		Regulation FD Disclosure

On April 20, 2017, we announced that our board of directors approved a cash dividend of 61.5 cents per share of common stock. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On April 20, 2017, ONEOK Partners, L.P. (ONEOK Partners) announced that the board of directors of its general partner, ONEOK Partners GP, L.L.C., a wholly owned subsidiary of ONEOK, Inc., approved a cash distribution of 79 cents per unit effective for the first quarter 2017. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01		Other Events

On April 20, 2017, our board of directors approved a cash dividend of 61.5 cents per share of common stock, payable May 15, 2017, to shareholders of record at the close of business May 1, 2017.

On April 20, 2017, the board of directors of ONEOK Partners’ general partner, ONEOK Partners GP, L.L.C., approved a cash distribution of 79 cents per unit effective for the first quarter 2017. The first-quarter distribution is payable on May 15, 2017, to unitholders of record as of May 1, 2017.

We own approximately 114.3 million common and Class B limited partner units and the entire 2 percent general partner interest, including incentive distribution rights, which together represented a 41.2 percent ownership interest in ONEOK Partners as of December 31, 2016. We receive our portion of the referenced first-quarter distribution in accordance with our ownership interests as provided under the terms of the ONEOK Partners partnership agreement.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		News release issued by ONEOK, Inc. dated April 20, 2017 – Dividend.
99.2		News release issued by ONEOK Partners, L.P. dated April 20, 2017 – Quarterly Distribution.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	April 21, 2017	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. dated April 20, 2017 – Dividend.
99.2	News release issued by ONEOK Partners, L.P. dated April 20, 2017 – Quarterly Distribution.

4